UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 22, 2023

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Paragon Drive, Suite 201, Montvale, NJ 07645
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.06-2/3 per share.	BCPC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 22, 2023, Balchem Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Amended and Restated 2017 Omnibus Incentive Plan (the “Amended 2017 Plan”) to, among other things, increase the number of authorized shares for issuance under the 2017 Plan by 800,000 shares.

For a description of the principal terms of the Amended 2017 Plan, see “Proposal 5: Approval to Amend and Restate the 2017 Omnibus Incentive Plan” in the Company’s Proxy Statement dated April 28, 2023, which description is incorporated herein by reference. A copy of the Amended 2017 Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders

As noted above, the Company held its Annual Meeting of Shareholders on June 22, 2023. Set forth below is information regarding the results of the matters voted on by shareholders at the Annual Meeting:

1.          Election of one Class 3 director nominee to the Board of Directors of Balchem Corporation to serve until the 2026 Annual Meeting of Shareholders and until his successor is duly elected and qualified:

Director Nominee	Votes For	Votes Against	Abstained	Broker Non-Votes
David Fischer	22,999,214	1,828,707	2,779,189	1,553,008

2.         Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Abstained
28,779,713	368,507	11,898

 3.       Advisory approval of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,875,728	6,857,673	2,873,709	1,553,008

4.          Advisory vote on whether “Say-on-Pay” should occur every one, two or three years:

1 Year	2 Years	3 Years	Abstained
26,779,710	35,841	770,266	21,293

In light of the shareholder vote on Proposal 4, the Company will hold an advisory vote on the compensation of the Company's named executive officers every year.

5.          Approval of the Amended and Restated 2017 Omnibus Incentive Plan:

Votes For	Votes Against	Abstained	Broker Non-Votes
26,513,603	1,062,001	31,506	1,553,008

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Amended and Restated 2017 Omnibus Incentive Plan

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Hatsuki Miyata
Hatsuki Miyata, Executive Vice President, General Counsel and Secretary

Dated: June 26, 2023